UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement

On April 20, 2020, SmartStop Self Storage REIT, Inc. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to the Third Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) of SmartStop OP, L.P., the Company’s operating partnership (the “Operating Partnership”) to authorize the issuance of long-term incentive plan units of the Operating Partnership (the “LTIP Units”), and to incorporate certain provisions governing the operation of the LTIP Units and the rights of holders of the LTIP Units.

The foregoing summary of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved the 2020 executive compensation program (the “Executive Compensation Program”) for the Company’s executives (the “Executives”), including its named executive officers, which included base salaries and bonuses, consisting of both cash and equity awards, as described in more detail below. With respect to the equity awards, the Committee approved (1) performance-based equity grants in the form of either LTIP Units or restricted stock awards consisting of shares of the Company’s common stock, and (2) time-based equity grants in the form of either LTIP Units or restricted stock awards consisting of shares of the Company’s common stock (collectively, the “Awards”), which were subsequently granted under the Company’s Employee and Director Long-Term Incentive Plan (“Incentive Plan”). On the same date, and in connection with the foregoing, the Board approved amendments to the Incentive Plan and the Company’s Executive Severance and Change of Control Plan (the “Severance Plan”). The following is a description of the material terms and conditions of the Executive Compensation Program, the Awards and the amendments to the Incentive Plan and Severance Plan.

Executive Compensation Program

The Committee retained FPL Associates, LP (“FPL Associates”) in its development of the Executive Compensation Program, and FPL Associates worked with management at the request and under the direction of the Committee. The Executive Compensation Program contains the following key features:

•	Base salaries for the 2020 fiscal year;
•	Short-term incentive plan of the Company (the “Short-Term Plan”), pursuant to which such executive officers shall be entitled to a performance-based cash bonus; and
•	Long-term incentive plan of the Company (the “Long-Term Plan”), pursuant to which such executive officers shall be entitled to equity awards, which will be both time-based and performance-based.

The Committee’s approval of the Executive Compensation Program was based on various factors, including, among others, recommendations made by FPL Associates. In addition to its approval, the Committee will administer the Short-Term Plan and the Long-Term Plan and will have the discretionary authority to interpret and make all determinations relating to the plan.

Base Salaries and Short-Term Plan

The Short-Term Plan was put into place to emphasize annual goals across key metrics identified by the Company and is intended to cover annual performance periods.  Awards under the Short-Term Plan will be paid entirely in cash.  The 2020 base salaries and target bonuses set by the Committee under the Short-Term Plan for each of the Company’s named executive officers are as follows:

Executive Officer	Base Salary	Target Bonus ($)	Quantitative Allocation of Target Bonus	Qualitative Allocation of Target Bonus
H. Michael Schwartz, Executive Chairman	$625,000	$625,000	70%	30%
Michael S. McClure, Chief Executive Officer	$450,000	$337,500	70%	30%
Wayne Johnson, President and Chief Investment Officer	$250,000	$125,000	60%	40%
Michael O. Terjung, Chief Accounting Officer	$225,000	$100,000	60%	40%

The quantitative portion of each target bonus for 2020 will be evaluated based on three independent performance measures: (i) same-store net operating income growth, excluding property tax; (ii) management funds from operations, as adjusted; and (iii) growth of assets under management with respect to the Company’s managed REIT platform. Performance that meets the threshold requirements for a performance measure will result in a 75% payout of the portion of the award based on that performance measure.  Performance that meets the target requirements will result in 100% payout of the portion of the award based on that performance measure.  Performance that meets the maximum requirements will result in 125% payout of the portion of the award based on that performance measure.  The qualitative portion of each award is based upon individual performance goals, which also span a range of 75% to 125% based upon performance. To the extent performance falls between two levels, linear interpolation is applied.  In the event that the Company’s performance does not meet the threshold requirements, no payment will be made on the quantitative portion of the award based on that performance measure.  In the event that the Company’s performance exceeds the maximum requirements, payments made on the quantitative portion of the award will be capped at the maximum payout amount for that performance measure.

Long-Term Plan

The Long-Term Plan was put into place to attract and retain talented executives and key employees and to link compensation to the Company’s results over a multi-year period.  Awards under the Long-Term Plan will be paid in equity grants of either LTIP Units or restricted stock.  Awards under the Long-Term Plan are determined based upon a fixed dollar amount that is then converted to equity based upon a fair value determination of such equity. The awards are subject to both time-based vesting (75%) and performance-based vesting (25%). The performance-based component ranges from a threshold of 0% to a maximum of 200% of target, with such percentage being determined based upon the Company’s ranking as compared to a peer group of publicly traded self storage REITs in terms of the average same-store revenue growth, analyzed over a three-year period.

The total dollar value of award opportunities set by the Committee under the Long-Term Plan for each of the Company’s named executive officers are as follows:

Executive Officer	Threshold	Target	Maximum
H. Michael Schwartz	$937,500	$1,250,000	$1,562,500
Michael S. McClure	$487,500	$650,000	$812,500
Wayne Johnson	$187,500	$250,000	$312,500
Michael O. Terjung	$75,000	$100,000	$125,000

Each Executive is provided a choice between receiving such equity awards in the form of either shares of restricted stock or LTIP Units. Certain material terms applicable to the equity awards, such as the effect of a Change of Control and the treatment of such awards upon a recipient’s termination of employment, are governed by the Severance Plan and were described in more detail in the Company’s Form 8-K filed on July 2, 2019, such description being incorporated herein by reference. A description of the other terms and conditions of the time-based and performance-based awards for both restricted stock awards and LTIP Units is described in more detail below.

Time-Based Awards

Time-based awards vest ratably over four years commencing on December 31st of the year of grant, subject to the recipient’s continued employment or service through the applicable vesting date. Recipients will be entitled to receive distributions and, for LTIP Units only, allocations of profits and losses with respect to the time-based awards as of the effective date of January 1, 2020.

Performance-Based Awards

With respect to performance-based awards, the number of shares of restricted stock granted as of the grant date will equal 100% of the targeted award, whereas the number of LTIP Units granted as of the grant date will equal 200% of the targeted award. However, the actual number of shares of restricted stock or LTIP Units, as applicable, to be issued upon vesting may range from 0% to 200% of the targeted award, such determination being based upon the results of the performance measure. Performance-based awards vest based upon the performance of the Company as ranked amongst the following peer group companies (the “Peer Companies”): Public Storage; Extra Space Storage Inc.; CubeSmart; Life Storage, Inc.; and National Storage Affiliates Trust. This comparison will be conducted using a performance measure of average annual same-store revenue growth, analyzed over a three-year period. Earned awards will vest no later than March 31, 2023.

Recipients of performance-based restricted stock will accrue distributions during the performance period, and such distributions will only be payable on the date that any such shares of restricted stock vest, based upon the performance level attained. Recipients of performance-based LTIP Units will be entitled to receive distributions and allocations of profits and losses with respect to the performance-based LTIP Units as of the effective date of January 1, 2020 in an amount equal to 10% of the distributions and allocations available to the such LTIP Units until the Distribution Participation Date (as defined in the Partnership Agreement). The remaining 90% of distributions will accrue and will be payable on the Distribution Participation Date based upon the performance level attained and number of performance-based LTIP Units that vest. Following the Distribution Participation Date, recipients will be entitled to receive the full amount of distributions and allocations of profits and losses with respect to the vested performance-based LTIP Units.

Terms of General Applicability (Restricted Stock Awards)

Recipients of restricted stock awards will not have any rights as a stockholder with respect to the unvested portion of such restricted stock awards.  Prior to vesting, shares of restricted stock may not be transferred, other than by will or by laws of descent and distribution, without the consent of the Company.

Terms of General Applicability (LTIP Units)

LTIP Unit holders have the same voting rights as holders of Common Units, voting as a class with each LTIP Unit holder having one vote per LTIP Unit held. Prior to vesting, LTIP Units may not be transferred, other than by will or by laws of descent and distribution, without the consent of the Company.

LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. The profits interests characteristics of the LTIP Units mean that initially they will not be treated as economically equivalent in value to a Common Unit and the issuance of LTIP Units will not be a taxable event to the Operating Partnership or the recipient. If and when certain events occur pursuant to applicable tax regulations and in accordance with the Partnership Agreement, LTIP Units may increase in value over time and become equivalent to Common Units on a one-for-one basis.

No LTIP Unit recipient will make a contribution of capital to the Operating Partnership in connection with an LTIP Unit award. Accordingly, each recipient’s capital account immediately following the grant of an LTIP Unit award shall be zero. Despite the foregoing, the Operating Partnership is required to allocate income, gain, loss, and deduction to each partner’s capital account (including the capital accounts of LTIP Unit holders) pursuant to the terms of the Partnership Agreement and the relevant LTIP Unit award agreement, subject to applicable tax regulations. The Partnership Agreement, as amended by Amendment No. 2, provides that holders of eligible LTIP Units generally will receive special allocations of gain in the event of an actual or “hypothetical” sale or other specified disposition of assets of the Operating Partnership. Such allocations will be made, to the extent of any such gain, until the capital account balance of a holder of LTIP Units attributable to such units is equal to the Company’s capital account balance attributable to an equivalent number of Common Units. If and when such gain allocation is fully made, a holder of LTIP Units will have achieved, with respect to the holder’s capital account balance, full parity with holders of Common Units. The term “hypothetical sale” refers to circumstances that are not actual sales of the Operating Partnership’s assets but that require certain book adjustments to the value of the Operating Partnership’s assets and the partners’ capital account balances for federal income tax purposes.

The foregoing summaries of the restricted stock awards and the LTIP Units are qualified in their entirety by reference to Amendment No. 2 and the forms of award agreement for the time-based restricted stock, performance-based restricted stock, time-based LTIP Units, and the performance-based LTIP Units, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 hereto, respectively, and are incorporated herein by reference.

Equity Awards for 2020

On April 20, 2020, the Board approved the recommendations of the Committee in accordance with the Long-Term Plan authorizing the Company, acting on its own behalf and as the general partner of the Operating Partnership, to grant equity awards in accordance with the Long-Term Plan in the form of time-based restricted stock awards, performance-based restricted stock awards, time-based LTIP Unit awards, and performance-based LTIP Unit awards. Accordingly, the Company’s named executive officers received the following grants of equity awards, with a grant date of April 22, 2020:

Executive Officer	Time-Based Awards		Performance-Based Awards
	Restricted Stock	LTIP Units	Restricted Stock	LTIP Units
H. Michael Schwartz(1)	—	103,135.3	—	68,756.9
Michael S. McClure(1)	—	53,630.4	—	35,753.6
Wayne Johnson(1)	—	20,627.1	—	13,751.4
Michael O. Terjung(1)	—	8,250.8	—	5,500.5

(1) This executive elected to receive the entirety of his time-based awards and performance-based awards under the Long-Term Plan as LTIP Units.

Amendment to Incentive Plan

On April 20, 2020, the Board approved Amendment No. 1 to the Incentive Plan. Among other ministerial changes, Amendment No. 1 amends the Incentive Plan (i) to reflect the fact that the Company is now a self-managed REIT and no longer has an external advisor; (ii) to modify existing provisions and add new provisions related to LTIP Units and restricted stock units; and (iii) to reflect recent changes in applicable law. Except as set forth in Amendment No. 1 to the Incentive Plan, all other terms of the Incentive Plan shall remain in full force and effect.

The foregoing summary of Amendment No. 1 to the Incentive Plan is qualified in its entirety by reference to Amendment No. 1 to the Incentive Plan, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Amendment to Severance Plan

On April 20, 2020, the Board, on the recommendation of the Committee, approved Amendment No. 1 to the Severance Plan. Amendment No. 1 amends the Severance Plan to clarify the effect of a Termination Event (as that term is defined in the Severance Plan) that occurs for reasons other than as specifically outlined in the Severance Plan or due to a participant’s death or disability. Except as set forth in Amendment No. 1 to the Severance Plan, all other terms of the Plan shall remain in full force and effect.

The foregoing summary of Amendment No. 1 to the Severance Plan is qualified in its entirety by reference to Amendment No. 1 to the Severance Plan, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Amendment No. 2 to Third Amended and Restated Limited Partnership Agreement of SmartStop OP, L.P.

10.2	Form of Time-Based Restricted Stock Agreement
10.3	Form of Performance-Based Restricted Stock Agreement
10.4	Form of Time-Based LTIP Unit Agreement
10.5	Form of Performance-Based LTIP Unit Agreement
10.6	Amendment No. 1 to the Employee and Director Long-Term Incentive Plan of SmartStop Self Storage REIT, Inc.
10.7	Amendment No. 1 to the Executive Severance and Change of Control Plan of SmartStop Self Storage REIT, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: April 24, 2020	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer